UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2007

Across America Real Estate Corp
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-50764	200003432
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 17th Street, Suite 1200, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-290-7304

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective May 7, 2007, UNITED WESTERN BANK, of Denver, Colorado entered into a twelve month credit facility with us for individual construction loans to be made to us and our operating subsidiaries for our build-to-suit small box retail real estate construction projects. The maximum amount on the line of credit facility at any one time is Twenty-Five Million Dollars ($25,000,000.00). The interest rate per annum will be equal to the Prime Rate (as published each business day in the Central edition of The Wall Street Journal) less one-half of one percent (0.5%), with the interest rate to be adjusted on the date of each change in the Prime Rate. The credit facility will be collateralized by our projects and our general credit.

Combined with our existing Ten Million Dollars ($10,000,000) senior credit facility and our Twenty-Six Million Dollars ($26,000,000) in equity and subordinated debt lines, we have approximately Sixty-One Million Dollars ($61,000,000) of total capital sources to invest in small box, build-to-suit commercial projects.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 7.01 Regulation FD Disclosure.

On May 9, 2007, we announced our new credit facility with UNITED WESTERN BANK, of Denver, Colorado. In accordance with General Instruction B.2. of Form 8-K, the information set forth in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or in the Exchange Act except as may be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number Description
--------------------------------------------------------------------------------
10.20 2007 credit facility with UNITED WESTERN BANK
99.1 News release dated May 9, 2007 regarding our credit facility.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Across America Real Estate Corp

May 8, 2007	By:	Ann L. Schmitt

Name: Ann L. Schmitt
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.20	2007 credit facility with United Western Bank
99.1	News release dated May 9, 2007 regarding our credit facility